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                        SECURTIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    Form 8-K

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                         Date of Report: April 16, 2004


                                  EPIXTAR CORP.
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               (Exact name of Registrant as specified in charter)


Florida                        011-15499                 55-0722193
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(State or Other          (Commission File No.)       (IRS Employer
Jurisdiction of                                      Identification No.)
Incorporation)

              11900 Biscayne Blvd., Suite 262, Miami, Florida 33181
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                    (Address of principal executive officers)

                                  305-503-8600
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                                   (Telephone)



ITEM 7. Financial Statements and Exhibits

(c) Exhibits

         Exh. 99.1 Press Release dated April. 14, 2004.


ITEM 12. Results of Operations and Financial Conditions.


         On April 14, 2004, Epixtar Corp. issued a press release providing for its first quarter 2004 earnings and announcing the resignation of Martin Miller as Chief Executive Officer. A copy of Epixtar's press release dated April 14, 2004 is attached to this report as Exhibit 99.1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 16, 2004

                                   EPIXTAR CORP.
                                   (Registrant)

                                   By: /s/ Martin Miller
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                                   Martin Miller
                                   Chief Executive Officer